UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2021
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860	81-3434516
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah 84104
(Address of principal executive offices, including zip code)
(801) 972-5000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm
On March 31, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Varex Imaging Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”), as the Company’s independent registered public accounting firm.
PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 27, 2019 (“fiscal 2019”) and October 2, 2020 (“fiscal 2020”) did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During fiscal 2019 and fiscal 2020, and in the subsequent interim period through March 31, 2021, there were no disagreements with PwC (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years.
During fiscal 2019 and fiscal 2020, and in the subsequent interim period through March 31, 2021, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as noted below.
Fiscal 2019
As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2019 filed with the Securities and Exchange Commission on December 20, 2019, the Company identified the following control deficiencies that constituted material weaknesses in the Company’s internal control over financial reporting: (i) ineffective risk assessment process to identify and assess the risks in the Company’s business processes, (ii) ineffective control environment as the Company had an insufficient complement of resources with the requisite knowledge and experience to create the proper environment for effective internal control over financial reporting such that corrective activities to the Company’s internal control over financial reporting are appropriately applied, prioritized, and implemented in a timely manner, (iii) ineffective controls related to accounting for revenue, deferred revenue and related accounts receivable, including maintaining effective business process controls to prevent or detect misstatements in the processing of customer transactions, and the effect of the adoption of and continuous accounting for Revenue from Contracts with Customers, (iv) ineffective controls related to accounting for inventory and cost of revenues, including maintaining effective business process controls to prevent or detect misstatements in the accuracy and valuation of inventory, specifically, ineffective controls related to inventory count procedures, the valuation of inventory at lower of cost and net realizable value and presentation and disclosure of inventory classifications, and (v) ineffective controls over the Company’s financial reporting close process to prevent or detect misstatements in the financial statements, including ineffective business performance monitoring review control over the Company’s international entities, ineffective controls related to elimination of intercompany balances, ineffective controls to identify post-close events which occur before the financial statements are available to be issued, and ineffective controls over the review of the statement of cash flows.
Fiscal 2020
As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended October 2, 2020 filed with the Securities and Exchange Commission on November 30, 2020, the Company identified the following control deficiencies that constituted material weaknesses in the Company’s internal control over financial reporting: (i) ineffective control environment as the Company had an insufficient complement of resources with the requisite knowledge and experience to create the proper environment for effective internal control over financial reporting such that corrective activities to the Company’s internal control over financial reporting are appropriately applied, prioritized, and implemented in a timely manner, (ii) ineffective risk assessment process to identify and assess the risks in the Company’s business processes, (iii) ineffective controls related to accounting for inventory and cost of revenues, including maintaining effective business process controls to prevent or detect misstatements in the existence, accuracy, and presentation and disclosure of inventory, specifically, ineffective controls related to the verification of inventory at third party vendor locations and the presentation and disclosure of inventory classification, and (iv) ineffective controls over the Company’s financial reporting close process to prevent or detect misstatements in the financial statements, including controls related to the elimination of intercompany balances and to ensure appropriate segregation of duties over the preparation and review of journal entries.
The fiscal 2019 material weaknesses related to (i) ineffective controls related to accounting for revenue, deferred revenue and related accounts receivable, including maintaining effective business process controls to prevent or detect misstatements in the processing of customer transactions, and the effect of the adoption of and continuous accounting for Revenue from Contracts with Customers, (ii) ineffective controls related to accounting for inventory and cost of revenues, including maintaining effective business process controls to prevent or detect misstatements in the accuracy and valuation of inventory, specifically, ineffective controls related to inventory count procedures and the valuation of inventory at lower of cost and net realizable value, and (iii) ineffective controls over the Company’s financial reporting close process to prevent or detect misstatements in the financial statements, including ineffective business performance monitoring review control over the Company’s international entities, ineffective controls to identify post-close events which occur before the financial statements are available to be issued, and ineffective controls over the review of the statement of cash flows have been remediated. The remaining fiscal 2019 and fiscal 2020 material weaknesses are unremediated. The subject matter of these reportable events was discussed by the Audit Committee with PwC. The Company has authorized PwC to respond fully to the inquiries of the Company’s newly appointed independent registered public accounting firm concerning the subject matter of the above described reportable events.
The Company provided PwC with a copy of the disclosures required under this Item 4.01(a), and has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. PwC’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm
As a result of a competitive process conducted by the Audit Committee, on March 31, 2021, the Audit Committee approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company’s new independent registered public accounting firm. As a result, the Company has engaged Deloitte for the Company’s fiscal year 2021 and related interim periods.
During the Company’s two most recent fiscal years ended September 27, 2019 and October 2, 2020, and the subsequent interim period through March 31, 2021, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Document
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 31, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION
Dated: March 31, 2021	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary